SUPPLEMENT TO THE PROSPECTUS OF
  MORGAN STANLEY DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                       Dated June 23, 1998


    The first paragraph under the section of the Prospectus entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES" is hereby replaced by the following:


       The Fund declares dividends separately for each Class of shares and intends to pay semi-annual income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.












March 25, 1999